                         ANNUAL REPORT AUGUST 31, 2000

                                  OPPENHEIMER

                                 INTERNATIONAL
                               SMALL COMPANY FUND
                                    [PHOTO]
                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

32  INDEPENDENT
    AUDITORS' REPORT

33  Federal
    Income Tax
    Information

34  Officers and Trustees


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

International markets were greatly influenced by THE RISE AND DECLINE OF TECHNOLOGY STOCKS during the one-year period that ended August 31, 2000.

The European Union and the leading countries in Latin America SHOWED STRONGER SIGNS OF ECONOMIC GROWTH than did Japan and most other Asian countries.

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 8/31/00*

Class A
Without       With
Sales Chg.    Sales Chg.
----------------------------------
5.68%         -0.40%

Class B
Without       With
Sales Chg.    Sales Chg.
----------------------------------
4.98%         0.63%

Class C
Without       With
Sales Chg.    Sales Chg.
----------------------------------
4.98%         4.11%

                   *SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

TOC1

[PHOTO]
BRIDGET A MACASKILL
President
Oppenheimer
International
Small Company Fund

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

       We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

       In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

       Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.



                1  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

       What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

       At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

       In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 2000



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                2  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
George Evans
Shanquan Li


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Q

HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 2000?

A. Results for Oppenheimer International Small Company Fund for the past year generally reflected the fortunes of equity markets worldwide, rising substantially during the first six months of the period and declining thereafter, to end the period with relatively flat performance.

WHAT HAPPENED IN THE INTERNATIONAL EQUITY MARKETS DURING THE PERIOD?

As in the United States, the performance of international markets was closely linked to the progress of technology stocks. Following exceptional gains late in 1999 and early in 2000, equities for technology and telecommunications companies retreated after March 2000. The impact was substantial among technology-related companies in the developed markets of Europe. As the period drew to a close, nontechnology issues were, in many cases, faring better than high-tech issues. Also, throughout 2000, small-company stocks in many markets had delivered higher returns than had their large-company counterparts.


WHY DID THE FUND INVEST HEAVILY IN EUROPEAN STOCKS DURING THE PERIOD?

We have had a positive outlook for Europe for quite some time now but especially since the introduction of the euro in January 1999. Major economic, monetary and tax reforms have paved the way for robust economic growth. Most recently, lower tax rates, reduced barriers to trade and mergers, and a new emphasis on building shareholder value have helped greatly to accelerate Europe's transformation.


                3  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

"In our view, Europe
remains the leading
contender for strong
economic growth
and market gain in
the coming months."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

       For these reasons, we invested a sizable portion of the Fund's assets in small companies in Europe, including the United Kingdom. These investments proved especially beneficial to the Fund's performance as markets rose prior to March 2000. Despite the fallback in technology stocks since then, several of the Fund's European high-tech holdings proved to be major contributors to the performance for the 12-month period.

       Although enjoying a positive economic outlook of late, Europe has not been immune to rising inflation and interest rates. Increasing interest rates had a negative effect on the Fund's investments in European financial stocks. Here, the rising interest rates in many European nations caused investors to shy away from insurance and bank stocks. Finally, the Fund's investments in stocks from countries in the European Monetary Union (EMU) were, in many cases, hurt by a general decline in the value of the euro.

       As always, please keep in mind that investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.

WHAT PROMPTED YOU TO INCREASE THE FUND'S INVESTMENT IN JAPAN?

While Japan's economy and equity markets continue to fight their way out of a decade-long depression, there are narrow windows of investment opportunity. For instance, Japan is home to some of the world's leading providers of electronics components. At this juncture, the demand for components used in manufacturing a wide variety of consumer products is beginning to exceed the supply. This has been good news for component manufacturers such as Takasago Electric Industry Co. Ltd.


               4  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/00(1)

Class A        Since
1-Year         Inception
-----------------------------
-10.03%        20.39%

Class B        Since
1-Year         Inception
-----------------------------
-9.14%         21.24%

Class C        Since
1-Year         Inception
-----------------------------
-6.00%         21.96%

HOW DID THE FUND'S INVESTMENTS IN THE EMERGING MARKETS FARE?

We have maintained a cautious approach to the developing countries in Asia and have been quite selective in our investments in Latin America. In our opinion, the non-performing loan problems in Asia that triggered a major retrenchment in 1998 have not yet been adequately resolved. And, while matters in Latin America are improving, we found only a few companies that met our investment criteria.

       One notable example was Brazilian company Empresa Brasileira de Aeronautica SA (Embraer), Preference which contributed significantly to the Fund's total return. Embraer is a well-run Brazilian airline that appears to be riding the swell of economic growth and consumer affluence around the world. Since 1994, Brazil has waged outright war against inflation and so far has been fairly successful. Brazilian interest rates are now declining, and the government is well positioned to meet its loan payments to the International Monetary Fund. Added to this is strong U.S. investment in Brazil; several of the Fortune 500 companies have direct investment there.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING?

Despite weakness in the euro, we continue to believe that the tax reform and corporate restructuring occurring in Europe will fuel gains in its equity markets.

       We foresee less progress for the markets of Japan and other parts of Asia, and will remain highly selective in our investment choices in those countries. Latin America presents a more encouraging scenario, but we continue to take a cautious approach to our investments in the region. The recent upgrade in Mexico's debt rating and the growing investment in the region by multinational corporations point to greater economic stability and better investment opportunities down the road.


1. See page 10 for further details.



               5  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

REGIONAL ALLOCATION(2)

[PIE CHART]

- Europe            47.8%
- Asia              32.9
- United States/
  Canada             6.8
- Middle East/
  Africa             6.7
- Latin America      4.9
- Emerging
  Europe             0.9

       As always, we will continue to look for companies in all parts of the world that have strong records of profitability and that participate in industries which may benefit from long-term global trends, such as new technology. This formula has served the Fund since its inception and is just one reason why Oppenheimer International Small Company Fund is part of The Right Way to Invest.

TOP TEN COUNTRY HOLDINGS(2)
 ..................................................................
Japan                                                        14.3%
 ..................................................................
Germany                                                       8.8
 ..................................................................
Great Britain                                                 8.5
 ..................................................................
Canada                                                        6.8
 ..................................................................
Hong Kong                                                     6.4
 ..................................................................
Belgium                                                       6.3
 ..................................................................
France                                                        6.2
 ..................................................................
Israel                                                        4.8
 ..................................................................
Brazil                                                        4.5
 ..................................................................
India                                                         4.4
 ..................................................................

TOP TEN COMMON STOCK HOLDINGS(3)
 ..................................................................
Audiocodes Ltd.                                               2.2%
 ..................................................................
OMNI Industries Ltd.                                          2.1
 ..................................................................
Empresa Brasileira de Aeronautica SA (Embraer), Preference    2.0
 ..................................................................
Elcoteq Network Corp., Cl. A                                  1.9
 ..................................................................
Ubizen                                                        1.9
 ..................................................................
Neptune Orient Lines Ltd.                                     1.9
 ..................................................................
JJB Sports plc                                                1.9
 ..................................................................
M-Systems Flash Disk Pioneers Ltd.                            1.9
 ..................................................................
Marionnaud Parfumeries SA                                     1.8
 ..................................................................
Systematics AG                                                1.7
 ..................................................................


2. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets. oppenheimer International Small Company Fund


               6  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and to a sector index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended August 31, 2000, began with strong increases in markets throughout the world. These advances were driven largely by a combination of economic growth and investor enthusiasm for technology-related stocks. After March 2000, investor concerns about the earnings potential of technology stocks, as well as inflationary pressures and rising interest rates in the United States and Europe, triggered a selloff in technology and telecommunications in both regions, affecting many international markets. In addition, weakness in the euro reduced the total returns on European investments denominated in U.S. dollars. Throughout the one-year period, the Fund had a large allocation to European stocks and to technology-related issues. The Fund invested very selectively in Japan, where the economy continues to be feeble; and in Latin America, where signs of economic resurgence are increasingly evident. Investments in Asia, where the issues that provoked a financial crisis in 1998 remained unresolved, were limited. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the commencement date of November 17, 1997 until August 31, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

       The Fund's performance is compared to the performances of the HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and the Morgan Stanley Capital International (MSCI) EAFE Index. The performance of small international companies is represented by WexUS, an index composed of 1,200 securities with a market capitalization range of $53-$1,033 million in Europe, UK, Southeast Asia, Japan, Australia and New Zealand. The performance of large international companies is represented by the MSCI EAFE Index which is composed of common stocks issued in Europe, Australia and the Far East.

       Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in either index shown.


               7  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE
-------------------------------------------------------------------------------
The following table was originally a line graph in the printed materials.]


                                 CLASS A SHARES
     COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

             Oppenheimer International
                 Small Company Fund          HSBC James Capel World       Morgan Stanley Capital Intl.
                     (Class A)            excl. U.S. Smaller Co. Index          (MSCI) EAFE Index

11/17/97       $         9425                  $      10000                    $      10000
11/30/97                 9529                          9476                            9900
02/28/98                10509                         10240                           11121
05/31/98                12187                         10975                           11506
08/31/98                10858                          8937                           10267
11/30/98                11800                          9367                           11561
02/28/99                12646                          9603                           11704
05/31/99                14648                         10271                           12042
08/31/99                17708                         11767                           12939
11/30/99                18461                         12194                           14039
02/29/00                22241                         13668                           14720
05/31/00                18284                         11975                           14141
08/31/00                18714                         12367                           14209

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/00(1)
1 Year -0.40%   Life 25.20%

[The following table was originally a line graph in the printed materials.]

                                 CLASS B SHARES
     COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


              Oppenheimer International
                 Small Company Fund          HSBC James Capel World        Morgan Stanley Capital Intl.
                      (Class B)           excl. U.S. Smaller Co. Index          (MSCI) EAFE Index

11/17/97          $     10000                  $      10000                    $       10000
11/30/97                10110                          9476                             9900
02/28/98                11130                         10240                            11121
05/31/98                12880                         10975                            11506
08/31/98                11450                          8937                            10267
11/30/98                12420                          9367                            11561
02/28/99                13273                          9603                            11704
05/31/99                15349                         10271                            12042
08/31/99                18523                         11767                            12939
11/30/99                19275                         12194                            14039
02/29/00                23180                         13668                            14720
05/31/00                19017                         11975                            14141
08/31/00                19145                         12367                            14209

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/00(1)
1 Year 0.63%   Life 26.22%

1. See page 10 for further details.



               8  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

[The following table was originally a line graph in the printed materials.]

                                 CLASS C SHARES
     COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

             Oppenheimer International
                Small Company Fund           HSBC James Capel World        Morgan Stanley Capital Intl.
                      (Class C)           excl. U.S. Smaller Co. Index          (MSCI) EAFE Index

11/17/97      $         10000               $         10000                  $         10000
11/30/97                10110                          9476                             9900
02/28/98                11130                         10240                            11121
05/31/98                12870                         10975                            11506
08/31/98                11450                          8937                            10267
11/30/98                12420                          9367                            11561
02/28/99                13273                          9603                            11704
05/31/99                15349                         10271                            12042
08/31/99                18523                         11767                            12939
11/30/99                19265                         12194                            14039
02/29/00                23173                         13668                            14720
05/31/00                19016                         11975                            14141
08/31/00                19445                         12367                            14209

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/00(1)
1 Year 4.11%   Life 26.93%


THE PERFORMANCE INFORMATION IN THE GRAPHS FOR BOTH INDICES BEGINS ON 11/30/97.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



               9  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S RETURNS AT 9/30/00 INCLUDE RESULTS FOR PERIODS OF EXCEPTIONAL MARKET PERFORMANCE THAT ARE NOT TYPICAL OF HISTORICAL RESULTS. YOU SHOULD NOT EXPECT THOSE GROWTH RATES TO CONTINUE. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 11/17/97. Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 11/17/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since commencement). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

CLASS C shares were first publicly offered on 11/17/97. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


             10  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIALS
--------------------------------------------------------------------------------









             11  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  August 31, 2000
--------------------------------------------------------------------------------


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
==================================================================================
 COMMON STOCKS--98.7%
----------------------------------------------------------------------------------
 BASIC MATERIALS--5.4%
----------------------------------------------------------------------------------
 CHEMICALS--1.4%
 Jilin Chemical Industrial Co. Ltd.                       7,006,000   $    529,989
----------------------------------------------------------------------------------
 LG Chemical Ltd.                                            21,254        358,467
----------------------------------------------------------------------------------
 Showa Denko K.K.(1)                                        406,000        571,080
                                                                      ------------
                                                                         1,459,536

----------------------------------------------------------------------------------
 METALS--1.2%
 Antofagasta plc                                            195,400      1,259,480
----------------------------------------------------------------------------------
 PAPER--2.8%
----------------------------------------------------------------------------------
 AssiDoman AB                                                91,400      1,380,226
----------------------------------------------------------------------------------
 Grupo Empresarial Ence SA                                   62,200      1,150,282
----------------------------------------------------------------------------------
 Hokuetsu Paper Mills Ltd.                                   46,000        376,575
                                                                      ------------
                                                                         2,907,083

----------------------------------------------------------------------------------
 CAPITAL GOODS--15.0%
----------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--2.0%
 Empresa Brasileira de Aeronautica SA (Embraer),
   Preference                                               300,000      2,039,571
----------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--2.0%
 Fuji Electric Co. Ltd.(1)                                  175,000        654,773
----------------------------------------------------------------------------------
 Weg SA, Preference                                       2,199,000      1,438,203
                                                                      ------------
                                                                         2,092,976

----------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--3.7%
 Cookson Group plc                                          152,000        519,726
----------------------------------------------------------------------------------
 Danka Business Systems plc, Sponsored ADR(1)               230,000        373,750
----------------------------------------------------------------------------------
 Grupo Elektra SA de CV, CPO                                388,200        392,185
----------------------------------------------------------------------------------
 Prolion Holding NV(1)                                       51,000      1,088,258
----------------------------------------------------------------------------------
 Vinci                                                       29,900      1,515,293
                                                                      ------------
                                                                         3,889,212

----------------------------------------------------------------------------------
 MANUFACTURING--7.3%
 ESEC Holding AG                                                800      1,692,643
----------------------------------------------------------------------------------
 Jenoptik AG                                                 30,000        906,882
----------------------------------------------------------------------------------
 OMNI Industries Ltd.                                     1,000,000      2,161,157
----------------------------------------------------------------------------------
 Perlos Oyj                                                  40,000      1,207,398
----------------------------------------------------------------------------------
 Takasago Electric Industry Co. Ltd.                         36,400      1,655,476
                                                                      ------------
                                                                         7,623,556

----------------------------------------------------------------------------------
 COMMUNICATION SERVICES--1.1%
----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--1.1%
 Filtronic plc                                               66,500      1,185,279


             12  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 CONSUMER CYCLICALS--15.9%
----------------------------------------------------------------------------------
 AUTOS & HOUSING--4.1%
 Goldcrest Co. Ltd.                                          14,200   $  1,448,762
----------------------------------------------------------------------------------
 Hino Motors Ltd.(1)                                        181,000        724,747
----------------------------------------------------------------------------------
 Joint Corp.                                                 26,000        804,576
----------------------------------------------------------------------------------
 Nitori Co. Ltd.                                             44,000      1,299,700
                                                                      ------------
                                                                         4,277,785

----------------------------------------------------------------------------------
 CONSUMER SERVICES--2.5%
 Cell Network AB                                            111,180        824,734
----------------------------------------------------------------------------------
 Creyf's NV                                                  38,950      1,013,287
----------------------------------------------------------------------------------
 Drake Beam Morin-Japan, Inc.                                 6,000        731,433
                                                                      ------------
                                                                         2,569,454

----------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--1.6%
 Kinowelt Medien AG(1)                                       34,400      1,605,715
----------------------------------------------------------------------------------
 MEDIA--0.6%
 Taylor & Francis Group plc                                  70,000        638,345
----------------------------------------------------------------------------------
 RETAIL: SPECIALTY--6.7%
 JJB Sports plc                                             251,500      1,957,739
----------------------------------------------------------------------------------
 Marionnaud Parfumeries SA(1)                                19,800      1,871,324
----------------------------------------------------------------------------------
 Olympic Corp.                                               36,900        726,650
----------------------------------------------------------------------------------
 Rallye SA                                                   17,200        967,252
----------------------------------------------------------------------------------
 Shinsegae Department Store Co.                              29,500      1,468,681
                                                                      ------------
                                                                         6,991,646

----------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--0.4%
 Profurn Ltd.                                               669,327        446,378
----------------------------------------------------------------------------------
 CONSUMER STAPLES--6.2%
----------------------------------------------------------------------------------
 BROADCASTING--1.7%
 Antenna Hungaria Rt.(1)                                     16,200        341,673

----------------------------------------------------------------------------------
 Intertainment AG(1)                                         22,900      1,386,950
                                                                      ------------
                                                                         1,728,623

----------------------------------------------------------------------------------
 ENTERTAINMENT--0.7%
 Edel Music AG(1)                                            42,700        740,309
----------------------------------------------------------------------------------
 FOOD--1.1%
 Kamps AG                                                    54,900      1,186,610
----------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.2%
 Cia Brasileira de Distribuicao Grupo Pao de Acucar,
   Sponsored ADR                                             29,700      1,108,181
----------------------------------------------------------------------------------
 Superdiplo SA(1)                                            70,000      1,188,727
                                                                      ------------
                                                                         2,296,908

----------------------------------------------------------------------------------
 TOBACCO--0.5%
 British American Tobacco Australasia Ltd.                   75,600        528,548



             13  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 ENERGY--1.3%
----------------------------------------------------------------------------------
 OIL: DOMESTIC--0.5%
 Gulf Canada Resources Ltd.(1)                               86,800   $    479,704
----------------------------------------------------------------------------------
 OIL: INTERNATIONAL--0.8%
 Japan Energy Corp.(1)                                      283,000        305,186
----------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                                24,900        494,724
                                                                      ------------
                                                                           799,910

----------------------------------------------------------------------------------
 FINANCIAL--10.6%
----------------------------------------------------------------------------------
 BANKS--3.1%
 Chuo Mitsui Trust & Banking Co. Ltd. (The)                 317,000      1,218,773
----------------------------------------------------------------------------------
 Fairfax Financial Holdings Ltd.(1)                           9,200      1,235,234
----------------------------------------------------------------------------------
 North Pacific Bank Ltd. (The)                              133,000        793,211
                                                                      ------------
                                                                         3,247,218

----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--6.6%
 Gold-Zack AG                                                60,000      1,407,268
----------------------------------------------------------------------------------
 Guoco Group Ltd.                                           398,000      1,020,604
----------------------------------------------------------------------------------
 ICICI Ltd., Sponsored ADR                                   63,500        896,938
----------------------------------------------------------------------------------
 Tsubasa Securities Co. Ltd.                                 85,000        408,102
----------------------------------------------------------------------------------
 Wheelock & Co. Ltd.                                      1,830,000      1,525,137
----------------------------------------------------------------------------------
 Wing Hang Bank Ltd.                                        480,000      1,581,680
                                                                      ------------
                                                                         6,839,729

----------------------------------------------------------------------------------
 INSURANCE--0.9%
 Metropolitan Life Ltd.                                     635,400        879,399
----------------------------------------------------------------------------------
 HEALTHCARE--4.8%
----------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--3.8%
 Biocompatibles International plc(1)                        186,100      1,245,567
----------------------------------------------------------------------------------
 Canadian Medical Laboratories Ltd.(1)                       85,400        926,561
----------------------------------------------------------------------------------
 Goldshield Group plc                                        40,000        477,240
----------------------------------------------------------------------------------
 Omega Pharma SA                                             34,700      1,295,774
                                                                      ------------
                                                                         3,945,142

----------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--1.0%
 Instrumentarium Corp. Oyj                                   43,900      1,051,899
----------------------------------------------------------------------------------
 TECHNOLOGY--36.1%
----------------------------------------------------------------------------------
 COMPUTER HARDWARE--6.6%
 Creo Products, Inc.(1)                                      57,400      1,628,725
----------------------------------------------------------------------------------
 M-Systems Flash Disk Pioneers Ltd.(1)                       24,700      1,932,775
----------------------------------------------------------------------------------
 Optimal Robotics Corp.(1)                                   40,800      1,361,700
----------------------------------------------------------------------------------
 Systemat-Datarelay SA                                       45,000        926,220
----------------------------------------------------------------------------------
 Trigem Computer, Inc.                                       56,968        999,348
                                                                      ------------
                                                                         6,848,768



             14  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 COMPUTER SERVICES--9.1%
 Adcore AB(1)                                               100,232   $  1,062,174
----------------------------------------------------------------------------------
 CCT Telecom Holdings Ltd.(1)                             3,300,000        693,908
----------------------------------------------------------------------------------
 Computacenter plc(1)                                        35,800        221,378
----------------------------------------------------------------------------------
 Computer Configurations Holdings Ltd.(1)                   803,800        632,895
----------------------------------------------------------------------------------
 Computer Services Solutions Holding NV                      54,400      1,117,279
----------------------------------------------------------------------------------
 Systematics AG(1)                                           39,400      1,777,800
----------------------------------------------------------------------------------
 Ubizen(1)                                                   52,000      1,988,028
----------------------------------------------------------------------------------
 Unit 4(1)                                                   29,000      1,405,223
----------------------------------------------------------------------------------
 Yuxing Infotech Holdings Ltd.                            1,800,000        536,587
                                                                      ------------
                                                                         9,435,272

----------------------------------------------------------------------------------
 COMPUTER SOFTWARE--8.1%
 INTEC, Inc.                                                 53,000      1,123,218
----------------------------------------------------------------------------------
 Magic Software Enterprises Ltd.(1)                          85,700        771,300
----------------------------------------------------------------------------------
 MERANT plc, Sponsored ADR(1)                                47,200        365,800
----------------------------------------------------------------------------------
 Navision Software AS(1)                                     17,000        595,958
----------------------------------------------------------------------------------
 NIIT Ltd.                                                   38,300      1,577,605
----------------------------------------------------------------------------------
 Real Software Group NV                                      23,000      1,236,160
----------------------------------------------------------------------------------
 Satyam Computer Services Ltd.                               72,000        899,646
----------------------------------------------------------------------------------
 SSI Ltd.                                                    18,700      1,156,258
----------------------------------------------------------------------------------
 Titus Interactive(1)                                        32,800        742,185
                                                                      ------------
                                                                         8,468,130

----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.2%
 Audiocodes Ltd.(1)                                          20,000      2,247,500
----------------------------------------------------------------------------------
 ELECTRONICS--10.1%
 Ando Electronic Co. Ltd.(1)                                 20,000        393,849
----------------------------------------------------------------------------------
 ASM Pacific Technology Ltd.                                300,000        953,932
----------------------------------------------------------------------------------
 Elcoteq Network Corp., Cl. A                                60,200      1,993,762
----------------------------------------------------------------------------------
 Ingenico SA                                                 26,900      1,283,136
----------------------------------------------------------------------------------
 Micronas Semiconductor Holding AG(1)                         2,600      1,529,324
----------------------------------------------------------------------------------
 Mitel Corp.(1)                                              35,800        877,100
----------------------------------------------------------------------------------
 Radio Korasidi SA                                           31,400        610,572
----------------------------------------------------------------------------------
 SEZ Holding AG                                               1,400      1,150,465
----------------------------------------------------------------------------------
 Shinko Electric Industries Co. Ltd.                         28,000      1,499,250
----------------------------------------------------------------------------------
 VTech Holdings Ltd.                                         85,000        264,832
                                                                      ------------
                                                                        10,556,222


             15  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 TRANSPORTATION--1.9%
----------------------------------------------------------------------------------
 SHIPPING--1.9%
 Neptune Orient Lines Ltd.(1)                             1,800,000   $  1,965,956
----------------------------------------------------------------------------------
 UTILITIES--0.4%
----------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.4%
 Independent Energy Holdings plc(1)                          74,500        455,270
                                                                      ------------
 Total Common Stocks (Cost $111,711,932)                               102,687,133

                                                          PRINCIPAL
                                                             AMOUNT
==================================================================================
 REPURCHASE AGREEMENTS--0.0%
----------------------------------------------------------------------------------
 Repurchase agreement with Banc One Capital
 Markets, Inc., 6.57%, dated 8/31/00, to be
 repurchased at $22,004 on 9/1/00, collateralized
 by U.S. Treasury Bonds, 6.25%-12%,
 11/15/03-8/15/23, with a value of $9,417, U.S.
 Treasury Nts., 4.25%-7.50%, 12/31/00-2/15/07, with
 a value of $10,754 and U.S. Treasury Bills,
 11/30/00, with a value of $2,303 (Cost $22,000)          $  22,000         22,000
----------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $111,733,932)               98.7%   102,709,133
----------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                1.3      1,379,749
                                                          ------------------------
 NET ASSETS                                                   100.0%  $104,088,882
                                                          ========================


             16  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

 FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.

 DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION                  MARKET VALUE           PERCENT
-----------------------------------------------------------------------------
 Japan                                         $ 14,735,362             14.3%
 Germany                                          9,011,533              8.8
 Great Britain                                    8,699,574              8.5
 Canada                                           7,003,749              6.8
 Hong Kong                                        6,576,680              6.4
 Belgium                                          6,459,469              6.3
 France                                           6,379,190              6.2
 Israel                                           4,951,575              4.8
 Brazil                                           4,585,955              4.5
 India                                            4,530,447              4.4
 Switzerland                                      4,372,432              4.3
 Finland                                          4,253,059              4.1
 Singapore                                        4,127,113              4.0
 The Netherlands                                  3,610,760              3.5
 Sweden                                           3,267,133              3.2
 Korea, Republic of (South)                       2,826,496              2.8
 Spain                                            2,339,009              2.3
 South Africa                                     1,958,672              1.9
 Greece                                             610,572              0.6
 Denmark                                            595,958              0.6
 China                                              529,989              0.5
 Australia                                          528,548              0.5
 Mexico                                             392,185              0.4
 Hungary                                            341,673              0.3
 United States                                       22,000              0.0
                                               ------------------------------
 TOTAL                                         $102,709,133            100.0%
                                               ==============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



             17  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000
--------------------------------------------------------------------------------


===================================================================================
 ASSETS
 Investments, at value (cost $111,733,932)--see accompanying
 statement                                                            $102,709,133
-----------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                       2,017
 Receivables and other assets:
 Shares of beneficial interest sold                                      2,651,879
 Investments sold                                                        2,378,718
 Interest and dividends                                                     88,721
 Other                                                                       6,426
                                                                      -------------
 Total assets                                                          107,836,894

===================================================================================
 LIABILITIES
 Bank overdraft                                                            802,925
-----------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency
 contracts                                                                   1,994
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                   1,901,179
 Shares of beneficial interest redeemed                                    735,170
 Foreign capital gains taxes                                                72,391
 Transfer and shareholder servicing agent fees                              64,664
 Distribution and service plan fees                                         42,489
 Trustees' compensation                                                     34,397
 Other                                                                      92,803
                                                                      -------------
 Total liabilities                                                       3,748,012

===================================================================================
 NET ASSETS                                                           $104,088,882
                                                                      =============

===================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                      $108,908,780
-----------------------------------------------------------------------------------
 Undistributed net investment income                                       385,386
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign currency
 transactions                                                            3,827,826
-----------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies               (9,033,110)
                                                                      -------------
 NET ASSETS                                                           $104,088,882
                                                                      =============



             18  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

===================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $60,336,186 and 3,960,847 shares of beneficial
 interest outstanding)                                                      $15.23

 Maximum offering price per share(net asset value plus sales
 charge of 5.75% of offering price)                                         $16.16
-----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $31,807,196 and 2,122,404
 shares of beneficial interest outstanding)                                 $14.99
-----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $11,945,500 and 798,185 shares
 of beneficial interest outstanding)                                        $14.97


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



             19  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000
--------------------------------------------------------------------------------

==================================================================================
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $69,430)               $   733,475
----------------------------------------------------------------------------------
 Interest                                                                  184,474
                                                                       -----------
 Total income                                                              917,949

==================================================================================
 EXPENSES
 Management fees                                                           690,859
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   123,250
 Class B                                                                   253,362
 Class C                                                                    89,818
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             324,747
----------------------------------------------------------------------------------
 Shareholder reports                                                        97,980
----------------------------------------------------------------------------------
 Foreign capital gains taxes                                                72,391
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                48,801
----------------------------------------------------------------------------------
 Trustees' compensation                                                     12,764
                                                                       -----------
 Other                                                                      52,718
                                                                       -----------
 Total expenses                                                          1,766,690
 Less expenses paid indirectly                                              (7,855)
                                                                       -----------
 Net expenses                                                            1,758,835

==================================================================================
 NET INVESTMENT LOSS                                                      (840,886)
==================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                            13,885,128
 Foreign currency transactions                                          (3,731,348)
                                                                       -----------
 Net realized gain                                                      10,153,780

----------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                            (7,400,612)
 Translation of assets and liabilities denominated in foreign
 currencies                                                             (4,400,782)
                                                                       -----------
 Net change                                                            (11,801,394)
                                                                       -----------
 Net realized and unrealized loss                                       (1,647,614)

==================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(2,488,500)
                                                                       ===========


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


             19  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 YEAR ENDED AUGUST 31                                          2000           1999
==================================================================================
 OPERATIONS
 Net investment income (loss)                          $   (840,886)   $   109,108
----------------------------------------------------------------------------------
 Net realized gain                                       10,153,780      7,463,791
----------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation)                                         (11,801,394)     3,727,838
                                                        --------------------------
 Net increase (decrease) in net assets resulting
 from operations                                         (2,488,500)    11,300,737
==================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                   (382,508)       (39,378)
 Class B                                                    (95,047)            --
 Class C                                                    (36,304)            --
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (6,325,013)      (653,225)
 Class B                                                 (2,747,741)      (222,502)
 Class C                                                   (876,679)       (49,271)
==================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                 41,011,174     10,428,211
 Class B                                                 24,098,579      6,385,658
 Class C                                                 10,387,914      1,548,125
==================================================================================
 NET ASSETS
 Total increase                                          62,545,875     28,698,355
----------------------------------------------------------------------------------
 Beginning of period                                     41,543,007     12,844,652
                                                       ---------------------------
 End of period (including undistributed net
 investment income of $385,386 and $342,771,
 respectively)                                         $104,088,882    $41,543,007
                                                       ===========================


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



             21  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

 CLASS A         YEAR ENDED AUGUST 31,                       2000        1999     1998(1)
=========================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                     $ 17.42     $ 11.52      $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                (.10)        .06         .03
 Net realized and unrealized gain                            1.12        6.72        1.49
                                                          -------------------------------
 Total income from
 investment operations                                       1.02        6.78        1.52
-----------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.18)       (.04)        --
 Distributions from net realized gain                       (3.03)       (.84)        --
                                                          -------------------------------
 Total dividends and/or distributions
 to shareholders                                            (3.21)       (.88)        --
-----------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 15.23     $ 17.42      $11.52
                                                          ===============================

=========================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         5.68%      63.10%      15.20%

=========================================================================================
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $60,336     $26,965      $9,605
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $52,095     $14,208      $6,482
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                               (0.67)%      0.73%       0.44%
 Expenses                                                    1.74 %      2.05%       1.77%(4)
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                                      199%        280%        239%

1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



             22  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

CLASS B       YEAR ENDED AUGUST 31,                          2000        1999     1998(1)
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                     $ 17.22     $ 11.45      $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                (.19)        .02        (.01)
 Net realized and unrealized gain                            1.09        6.59        1.46
                                                          -------------------------------
 Total income from
 investment operations                                        .90        6.61        1.45
-----------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.10)         --          --
 Distributions from net realized gain                       (3.03)       (.84)         --
                                                          -------------------------------
 Total dividends and/or distributions
 to shareholders                                            (3.13)       (.84)         --
-----------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 14.99     $ 17.22      $11.45
                                                          ===============================

=========================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         4.98%      61.77%      14.50%

=========================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                 $31,807     $11,764      $2,631
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $25,377     $ 5,367      $1,187
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                               (1.44)%      0.09%      (0.38)%
 Expenses                                                    2.51%       2.84%       2.67%(4)
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                                      199%        280%        239%

1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



             23  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


CLASS C       YEAR ENDED AUGUST 31,                           2000     1999   1998(1)
-------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                     $ 17.22    $11.45    $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                (.16)      .04      (.04)
 Net realized and unrealized gain                            1.07      6.57      1.49
                                                          ---------------------------
 Total income from
 investment operations                                        .91      6.61      1.45
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.13)       --        --
 Distributions from net realized gain                       (3.03)     (.84)       --
                                                          ---------------------------
 Total dividends and/or distributions
 to shareholders                                            (3.16)     (.84)       --

-------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 14.97    $17.22    $11.45
                                                          ===========================

=====================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         4.98%    61.77%    14.50%

=====================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                 $11,946    $2,815      $609
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 9,003    $1,256      $454
-------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                               (1.38)%    0.09%    (0.66)%
 Expenses                                                    2.51%     2.84%     2.58%4
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                      199%      280%      239%

1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


             24  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

       The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



             25  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================

 1. SIGNIFICANT ACCOUNTING POLICIES  Continued

 REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $5,899 was made for the Fund's projected benefit obligations and payments of $460 were made to retired trustees, resulting in an accumulated liability of $32,718 as of August 31, 2000.

       The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


             26  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

       The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $2,103,557, a decrease in overdistributed net investment income of $1,397,360, and a decrease in accumulated net realized gain on investments of $3,500,917. This reclassification includes $2,103,557 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


             27  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED AUGUST 31, 2000         YEAR ENDED AUGUST 31, 1999
                                      SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------
 CLASS A
 Sold                              4,935,306     $ 83,041,032        1,342,812      $ 18,716,106
 Dividends and/or
 distributions reinvested            408,411        6,293,616           57,034           639,347
 Redeemed                         (2,931,162)     (48,323,474)        (684,920)       (8,927,242)
                                  ---------------------------------------------------------------
 Net increase                      2,412,555     $ 41,011,174          714,926       $10,428,211
                                  ===============================================================

-------------------------------------------------------------------------------------------------
 CLASS B
 Sold                              2,309,773     $ 38,332,497          708,065       $10,033,460
 Dividends and/or
 distributions reinvested            180,676        2,753,506           19,492           217,331
 Redeemed                         (1,051,156)     (16,987,424)        (274,188)       (3,865,133)
                                  ---------------------------------------------------------------
 Net increase                      1,439,293     $ 24,098,579          453,369       $ 6,385,658
                                  ===============================================================

-------------------------------------------------------------------------------------------------
 CLASS C
 Sold                              1,527,990     $ 25,298,837          142,500       $ 1,990,985
 Dividends and/or
 distributions reinvested             56,909          866,168            4,411            49,186
 Redeemed                           (950,210)     (15,777,091)         (36,570)         (492,046)
                                  ---------------------------------------------------------------
 Net increase                        634,689     $ 10,387,914          110,341       $ 1,548,125
                                  ===============================================================

================================================================================
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $227,691,309 and $162,707,411, respectively.

       As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $111,733,932 was:

           Gross unrealized appreciation            $  9,128,542
           Gross unrealized depreciation             (18,153,341)
                                                    ------------
           Net unrealized depreciation              $ (9,024,799)
                                                    ============



             28  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended August 31, 2000 was an annualized rate of 0.80%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

       The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE         CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                            FRONT-END       FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                        SALES CHARGES   SALES CHARGES           SHARES           SHARES           SHARES
                           ON CLASS A     RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
 YEAR ENDED                    SHARES     DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------
 August 31, 2000             $586,428        $165,265         $108,878         $645,866          $65,470

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                      CLASS B                      CLASS C
                          CONTINGENT DEFERRED          CONTINGENT DEFERRED          CONTINGENT DEFERRED
                                SALES CHARGES                SALES CHARGES                SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
 August 31, 2000                          $--                      $61,444                       $1,885


             29  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES   Continued

 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $123,250 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $8,605 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

       The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

       Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                                   DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                       AGGREGATE     UNREIMBURSED
                                                                    UNREIMBURSED    EXPENSES AS %
                              TOTAL PAYMENTS     AMOUNT RETAINED        EXPENSES    OF NET ASSETS
                                  UNDER PLAN      BY DISTRIBUTOR      UNDER PLAN         OF CLASS
-------------------------------------------------------------------------------------------------
 Class B Plan                       $253,362            $220,080        $723,447             2.27%
 Class C Plan                         89,818              54,360          84,603             0.71


             30  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable. As of August 31, 2000, the Fund had outstanding foreign currency contracts as follows:

                                 EXPIRATION         CONTRACT   VALUATION AS OF     UNREALIZED     UNREALIZED
 CONTRACT DESCRIPTION                  DATE    AMOUNT (000s)   AUGUST 31, 2000   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Hong Kong Dollar (HKD)              9/1/00           HKD852          $109,274         $    3         $   --
                                                                                       ------         ------

 CONTRACTS TO SELL
 British Pound
 Sterling (GBP)               9/4/00-9/5/00           GBP351           510,088            475          1,093
 Euro (EUR)                  9/1/00-9/14/00           EUR890           791,176          1,235             --
 Japanese Yen (JPY)           9/1/00-9/4/00        JPY12,594           118,099            304             --
 Swedish Krona (SEK)          9/1/00-9/4/00         SEK3,274           347,039             --            901
                                                                                       ------         ------
                                                                                        2,014          1,994
                                                                                       ------         ------
 Total Unrealized Appreciation and Depreciation                                        $2,017         $1,994
                                                                                       ======         ======

================================================================================
 6. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the year ended August 31, 2000.


             31  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Small Company Fund as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from November 17, 1997 (commencement of operations) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from November 17, 1997 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 September 22, 2000



             32  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Dividends and distributions of $3.2173, $3.1387, and $3.1594 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 6, 1999, of which $0.1925 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

        The dividends paid by the Fund during the year ended August 31, 2000, are not eligible for the corporate dividend-received deduction.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


             33  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------


================================================================================
 OFFICERS AND TRUSTEES          Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of
                                  Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                George Evans, Vice President
                                Shanquan Li, Vice President
                                Andrew J. Donohue, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Robert G. Zack, Assistant Secretary

================================================================================
 INVESTMENT ADVISOR             OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
 SERVICING AGENT

================================================================================
 CUSTODIAN OF                   The Bank of New York
 PORTFOLIO SECURITIES

================================================================================
 INDEPENDENT AUDITORS           KPMG LLP

================================================================================
 LEGAL COUNSEL                  Mayer, Brown & Platt

                                For more complete information about Oppenheimer International Small Company Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet web site, at www.oppenheimerfunds.com

                                SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS
                                OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                                OPPENHEIMERFUNDS DISTRIBUTOR, INC. TWO WORLD
                                TRADE CENTER, NEW YORK, NY 10048-0203.


                                (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.



             34  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

===========================================================================================================
 GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------

                            Developing Markets Fund           Global Fund
                            International Small Company Fund  Quest Global Value Fund
                            Europe Fund                       Global Growth & Income Fund
                            International Growth Fund

===========================================================================================================
 EQUITY
-----------------------------------------------------------------------------------------------------------
                            Stock                             Stock & Bond
                            Emerging Technologies Fund        Main Street(R) Growth & Income Fund
                            Enterprise Fund                   Quest Opportunity Value Fund
                            Discovery Fund                    Total Return Fund
                            Main Street(R) Small Cap Fund     Quest Balanced Value Fund
                            Quest Small Cap Fund(1)           Capital Income Fund
                            MidCap Fund                       Multiple Strategies Fund
                            Main Street(R) Opportunity Fund   Disciplined Allocation Fund(2)
                            Growth Fund                       Convertible Securities Fund
                            Capital Appreciation Fund
                            Large Cap Growth Fund             Specialty
                            Disciplined Value Fund(2)         Real Asset Fund(R)
                            Quest Capital Value Fund          Gold & Special Minerals Fund
                            Quest Value Fund
                            Trinity Growth Fund
                            Trinity Core Fund
                            Trinity Value Fund

===========================================================================================================
 FIXED INCOME
-----------------------------------------------------------------------------------------------------------
                            Taxable                           Municipal
                            International Bond Fund           California Municipal Fund(3)
                            World Bond Fund(2)                Main Street(R) California Municipal Fund(2,3)
                            High Yield Fund                   Florida Municipal Fund(3)
                            Champion Income Fund              New Jersey Municipal Fund(3)
                            Strategic Income Fund             New York Municipal Fund(3)
                            Bond Fund                         Pennsylvania Municipal Fund(3)
                            Senior Floating Rate Fund         Municipal Bond Fund
                            U.S. Government Trust             Insured Municipal Fund(2)
                            Limited-Term Government Fund      Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

===========================================================================================================
 MONEY MARKET(4)
-----------------------------------------------------------------------------------------------------------
                            Money Market Fund                 Cash Reserves


 1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
 2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund, subject to shareholder approval.
 3. Available to investors only in certain states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. oppenheimer International Small Company Fund This page intentionally left blank.>


             35  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                     THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
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RA0815.001.0800  October 30, 2000